Exhibit 10.7

Product of Interest

☐Mailbox Plus: Use of our prestigious address for receipt of mail.

☐	Telephone Answering: Telephone answering in your company’s name during business hours and 24/7 voicemail services

Virtual Office: Telephone answering in your company’s name, fax and mail handling, use of our prestigious address and 16 hours of office usage.

☐Virtual Office Plus: Same as Virtual Office with 40 hours of office usage.

Client Details (not an HQ Center address)

Company Name:	Premier Indemnity Holding Company	Contact Name:	Steve Rohde
Address:	1966 Edgcumbe Road	Title:
State:	Minnesota	City:	Minneapolis
Telephone:	651-699-6839	Zip Code:	34761
Email Address:	srohde_associates@msn.com	Fax:

Center Details – Specify the HQ center(s) for your address

FLORIDA, Tampa - Rocky Point Center	¤	CHOOSE CENTER	¤

Street/Floor	3001 N. Rocky Point Drive East - Suite 200			Street/Floor	-
City	Tampa			City	-
State/Zip	FL, 33607			State/Zip	-
Monthly Fee	$ 175.00	Retainer	$ 350.00	Monthly Fee	Retainer	$ -

CHOOSE CENTER	¤	CHOOSE CENTER	¤

Street/Floor			Street/Floor	-
City			City	-
State/Zip			State/Zip	-
Monthly Fee	Retainer	$ -	Monthly Fee	Retainer	$ -

Telephone Call Handling (not applicable for Mailbox Plus, extra fees may apply)

Please answer my calls in the following company name:

Premier Indemnity

And then handle each call as follows (select one option):

☐Forward to my telephone	Forward to my voicemail	☐End of day messaging* (email only)
☐Any messages taken should be forwarded to me by:	☐Email	☐SMS*	☐Voicemail

Phone Number:	Patching charge applies	Email Address:	not available at this location

Mail and Fax Handling (not applicable for Telephone Answering, extra fees may apply)

☐ My mail and faxes will be held at the center. I am responsible for picking up my mail and faxes, OR

☐I will call to collect my mail:	☐Daily	☐Weekly	☐Monthly, OR	Forward my mail by:	☐Fax	Mail	☐Courier
☐I will call to collect my faxes**	☐Daily	☐Weekly	☐Monthly	☐ Forward my faxes weekly by:	☐Fax	☐Mail	☐Courier

Forward to fax number:	Charge to forward Fax $1.00 per page plus long distance

Program Details	12 Months***(Save up to 30%)	☐3 Months

Length of Agreement	Start date (MM/DD/YY):	January 1, 2006*	End Date (MM/DD/YY):	December 31, 2006

Monthly Fee	Local Tax	Total Monthly Fee	Registration Fee	Retainer (2 x monthly fee)	TOTAL
$ 175.00		$ 175.00	$ 99.00	$ 350.00	$ 624.00
$ -
$ -
$ -

Initial Payment	o Check if Renewal	No Upgrades @ $25.00 per person (see below)			$ -
		Total Initial Payment			$ 624.00

Monthly Payment:		Total Monthly Payment			$ 175.00